                                                                   Exhibit 99.1


                         ROBERTS REALTY INVESTORS, INC.


CONTACT:                                                  FOR IMMEDIATE RELEASE
Charles R. Elliott                                        August 12, 2003
Chief Operating Officer

Gregory D. Fletcher
Corporate Controller

Telephone:    (770) 394-6000
Fax:          (770) 396-0706


                         ROBERTS REALTY INVESTORS, INC.
               REPORTS FINANCIAL RESULTS FOR SECOND QUARTER 2003


ATLANTA, GA - Roberts Realty Investors, Inc. (AMEX:RPI) reports that its financial results for the quarter ended June 30, 2003 included a net loss of $922,000, or $0.18 per share, compared to a net loss of $784,000, or $0.16 per share, during the same period a year ago. For the six months ended June 30, 2003, net loss was $1,809,000, or $0.35 per share, compared to a net loss of $1,518,000, or $0.31 per share, during the six months ended June 30, 2002. During all periods, the net loss includes depreciation, a non-cash expense, recorded on the company's real estate assets as required by generally accepted accounting principles ("GAAP"). Funds From Operations ("FFO") decreased 2.2% from $555,000 or $0.08 per share during the quarter ended June 30, 2002 to $543,000 or $0.08 per share during the quarter ended June 30, 2003. FFO for the six months ended June 30, 2003 was $1,064,000, or $0.15 per share, a 15.8% decrease from FFO of $1,263,000, or $0.17 per share, for the six months ended June 30, 2002. A reconciliation of FFO to GAAP net loss is included in the financial data accompanying this press release.

The following tables compare the company's financial results for the three and six months ended June 30, 2003 to the three and six months ended June 30, 2002. See the footnotes and the reconciliation of net operating income to GAAP net loss and the reconciliation of FFO to GAAP net loss accompanying this press release.

                                               For The Three Months Ended
                                           Jun 30, 2003          Jun 30, 2002       % Change
                                           ------------          ------------       --------

Operating Revenues                          $ 4,741,000          $ 4,083,000          16.1%
Property Operating Expenses (1)             $ 1,860,000          $ 1,642,000          13.3%
Net Operating Income ("NOI")(2)             $ 2,881,000          $ 2,441,000          18.0%
Net Loss                                    $  (922,000)            (784,000)        (17.6%)
Net Loss Per Share (3)                      $     (0.18)         $     (0.16)        (12.5%)
Funds From Operations (4)                   $   543,000          $   555,000          (2.2%)
FFO Per Share (5)                           $      0.08          $      0.08          (2.2%)
NOI Margin (6)                                     60.8%                59.8%          1.0%
Average Shares and Units Outstanding          7,223,777            7,220,419           0.1%


                                                For The Six Months Ended
                                           Jun 30, 2003          Jun 30, 2002       % Change
                                           ------------          ------------       --------

Operating Revenues                          $ 9,365,000          $ 8,215,000          14.0%
Property Operating Expenses (1)             $ 3,653,000          $ 3,216,000          13.6%
NOI (2)                                     $ 5,712,000          $ 4,999,000          14.3%
Net Loss                                    $(1,809,000)         $(1,518,000)        (19.2%)
Net Loss Per Share (3)                      $     (0.35)         $     (0.31)        (12.9%)
Funds From Operations (4)                   $ 1,064,000          $ 1,263,000         (15.8%)
FFO Per Share (5)                           $      0.15          $      0.17         (15.8%)
NOI Margin (6)                                     61.0%                60.9%          0.1%
Average Shares and Units Outstanding          7,223,690            7,220,298           0.1%


The financial highlights above do not include the results of the company's Highland Park community, which was sold on August 6, 2003. Highland Park is reflected as assets and liabilities held for sale in the accompanying consolidated balance sheets and as income from discontinued operations in the accompanying consolidated statements of operations.


The increase in revenue, operating expenses and NOI in 2003 is due to the completion of the lease-ups at the company's Veranda Chase and Addison Place apartment communities. The decrease in FFO in 2003 is primarily due to interest costs related to Veranda Chase being expensed in 2003 compared to interest costs being capitalized during the same period of 2002 when Veranda Chase was under construction, partially offset by increased net operating income.

Same-property financial highlights, excluding Highland Park, for the quarter ended June 30, 2003 compared to the same period a year ago are as follows:


                                       For The Three Months Ended
                                      Jun 30, 2003       Jun 30, 2002     % Change
                                      ------------       ------------     --------

Operating Revenues                     $2,288,000         $2,391,000         (4.3%)
Property Operating Expenses (1)        $  841,000         $  855,000         (1.6%)
NOI (2)                                $1,447,000         $1,536,000         (5.8%)
NOI Margin (6)                               63.2%              64.2%        (1.0%)
Physical Occupancy (7)                       90.6%              91.2%        (0.6%)
Average Monthly Rent                   $      936         $      972         (3.7%)


Same-property financial highlights, excluding Highland Park, for the six months ended June 30, 2003 compared to the same period a year ago are as follows:


                                         For The Six Months Ended
                                      Jun 30, 2003       Jun 30, 2002     % Change
                                      ------------       ------------     --------

Operating Revenues                     $4,614,000         $4,774,000         (3.4%)
Property Operating Expenses (1)        $1,665,000         $1,695,000         (1.8%)
NOI (2)                                $2,949,000         $3,079,000         (4.2%)
NOI Margin (6)                               63.9%              64.5%        (0.6%)
Physical Occupancy (7)                       90.8%              91.1%        (0.3%)
Average Monthly Rent                   $      943         $      976         (3.4%)


The tables above summarize the financial results for the company's four apartment communities that were stabilized for the three and six months ended June 30, 2003 and the three and six months ended June 30, 2002.

In commenting on the second quarter results, Mr. Charles S. Roberts, the company's Chief Executive Officer, stated, "We continue to operate in a very difficult apartment market, driven by historically low interest rates and a stagnant job market. As a result, the marketplace has forced us to continue to offer competitive incentives to attract new residents to our communities. During the second quarter we were able to increase our physical occupancy for all properties from 84.9% at the end of the first quarter to 89.3% at the end of the second quarter. We also completed the lease-up of our Veranda Chase community during the second quarter with 96% of that community leased as of June 30, 2003."

Mr. Roberts concluded, "We believe the unfavorable apartment market conditions are going to continue through the rest of 2003 and into 2004. We expect construction of our 319-unit Charlotte community will be substantially complete and move-ins will begin in the fourth quarter of 2003."

This press release contains forward-looking statements within the meaning of the securities laws. Although the company believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, the company's actual results could differ materially from those anticipated in the forward-looking statements. Certain factors that might cause such a difference include, but are not limited to, the following: occupancy rates and rents may be adversely affected by local economic and market conditions in the company's markets in Atlanta, Charlotte, and Palm Beach; the company's markets may become overbuilt with multifamily apartments; construction costs of a new community may exceed original estimates; construction and lease-up of the company's new properties in Atlanta and Charlotte may not be completed on schedule; and, financing may not be available or, if available, not on favorable terms.

Note 1: Property operating expenses are comprised of personnel, utilities, real estate taxes, insurance, maintenance, landscaping, marketing, and property administration expenses.

Note 2: Net operating income is equal to operating revenues minus property operating expenses. Net operating income is a widely recognized term in the real estate industry, and we believe it provides useful information to investors regarding our results of operations because it explains the contribution of our rental operations to our overall financial results. A reconciliation of net operating income to GAAP net loss is included in the financial data accompanying this press release.

Note 3: Net loss per share is calculated using weighted average common shares of 5,156,163 shares and 5,137,012 shares for the three and six months ended June 30, 2003, respectively, and 4,920,708 shares and 4,916,151 shares for the three and six months ended June 30, 2002, respectively.

Note 4: Funds from Operations, or FFO, is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income (loss) computed in accordance with generally accepted accounting principles, excluding gains or losses from debt restructuring and sales of property and non-recurring items, plus real estate related depreciation and amortization. The company believes that FFO is an important measure of operating performance and that FFO provides useful information to investors because it is a widely accepted financial indicator used by certain investors and analysts to analyze and compare one equity REIT with another on the basis of operating performance. The company computes FFO in accordance with the current NAREIT definition, which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to those other REITs. FFO does not represent amounts available for management's discretionary use for payment of capital replacement or expansion, debt service obligations, property acquisitions, development and distributions or other commitments and uncertainties. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. The company believes that to gain a clear understanding of our operating results, FFO should be evaluated in conjunction with net income (determined in accordance with GAAP).

Note 5: FFO per share is calculated using weighted average common shares (diluted) of 7,223,777 shares and 7,223,690 shares for the three and six months ended June 30, 2003, respectively, and 7,220,419 shares and 7,220,298 shares for the three and six months ended June 30, 2002, respectively.

Note 6: NOI margin equals NOI divided by operating revenues.

Note 7: Physical occupancy represents the average occupancy of our stabilized properties calculated by dividing the total number of vacant days by the total possible number of vacant days for each period and subtracting the resulting number from 100%.

ROBERTS REALTY INVESTORS, INC.

CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------


                                                                            JUNE 30,            DECEMBER 31,
                                                                              2003                 2002
                                                                          (UNAUDITED)

ASSETS
REAL ESTATE ASSETS - At cost:
  Land                                                                     $  20,411             $  20,482
  Buildings and improvements                                                 118,519               118,511
  Furniture, fixtures and equipment                                           13,297                13,072
                                                                           ---------             ---------
                                                                             152,227               152,065
  Less accumulated depreciation                                              (27,822)              (24,437)
                                                                           ---------             ---------
     Operating real estate assets                                            124,405               127,628
  Construction in progress and real estate under development                  40,311                35,015
                                                                           ---------             ---------
        Net real estate assets                                               164,716               162,643
CASH AND CASH EQUIVALENTS                                                      5,005                 5,542
RESTRICTED CASH                                                                  328                   309
DEFERRED FINANCING COSTS - Net of accumulated amortization
  of $812 and $668 at June 30, 2003 and December 31, 2002,
  respectively                                                                 1,115                 1,191
ASSETS HELD FOR SALE                                                           8,376                 8,570
OTHER ASSETS - Net                                                               701                   752
                                                                           ---------             ---------
                                                                           $ 180,241             $ 179,007
                                                                           =========             =========
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
  Mortgage notes payable                                                   $  92,312             $  92,834
  Construction notes payable                                                  35,894                27,891
  Land notes payable                                                           3,000                 6,700
  Swap contract liability                                                      4,506                 4,813
  Accounts payable and accrued expenses                                        2,528                 2,178
  Due to Roberts Construction (including retainage payable of
    $954 and $1,122 at June 30, 2003 and December 31,
    2002, respectively)                                                        1,844                 2,258
  Security deposits and prepaid rents                                            394                   413
  Liabilities related to assets held for sale                                 10,133                10,080
                                                                           ---------             ---------
      Total liabilities                                                      150,611               147,167
                                                                           ---------             ---------
COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST OF UNITHOLDERS IN THE OPERATING PARTNERSHIP                  8,415                 9,361
                                                                           ---------             ---------
SHAREHOLDERS' EQUITY:
  Preferred shares, $.01 par value, 20,000,000 shares
    authorized, no shares issued and outstanding                                  --                    --
  Common shares, $.01 par value, 100,000,000 shares authorized,
    5,531,684 and 5,459,391 shares issued at June 30, 2003
    and December 31, 2002, respectively                                           55                    55
  Additional paid-in capital                                                  25,734                25,408
  Less treasury shares, at cost (362,588 shares at June 30, 2003
    and December 31, 2002)                                                    (2,764)               (2,764)
  Unamortized restricted stock compensation                                      (92)                 (139)
  Retained earnings                                                            1,508                 3,317
  Accumulated other comprehensive loss                                        (3,226)               (3,398)
                                                                           ---------             ---------
        Total shareholders' equity                                            21,215                22,479
                                                                           ---------             ---------
                                                                           $ 180,241             $ 179,007
                                                                           =========             =========

ROBERTS REALTY INVESTORS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
-------------------------------------------------------------------------------


                                                         THREE MONTHS ENDED                       SIX MONTHS ENDED
                                                              JUNE 30,                                JUNE 30,
                                                       2003                2002                2003                2002
                                                    (UNAUDITED)         (UNAUDITED)         (UNAUDITED)         (UNAUDITED)

OPERATING REVENUES:
    Rental operations                               $     4,461         $     3,836         $     8,801         $     7,740
    Other operating income                                  280                 247                 564                 475
                                                    -----------         -----------         -----------         -----------
        Total operating revenues                          4,741               4,083               9,365               8,215
                                                    -----------         -----------         -----------         -----------
OPERATING EXPENSES:
    Personnel                                               457                 440                 925                 815
    Utilities                                               277                 248                 569                 516
    Repairs, maintenance and landscaping                    327                 273                 576                 526
    Real estate taxes                                       518                 440               1,036                 885
    Marketing, insurance and other                          281                 241                 547                 474
    General and administrative expenses                     544                 489               1,083               1,014
    Depreciation of real estate assets                    1,722               1,569               3,500               3,092
                                                    -----------         -----------         -----------         -----------
        Total operating expenses                          4,126               3,700               8,236               7,322
                                                    -----------         -----------         -----------         -----------
INCOME FROM OPERATIONS                                      615                 383               1,129                 893
                                                    -----------         -----------         -----------         -----------
OTHER INCOME (EXPENSE):
    Interest income                                          16                  13                  32                  22
    Interest expense                                     (1,898)             (1,542)             (3,805)             (2,986)
    Loss on disposal of assets                              (18)                (15)                (11)                (11)
    Amortization of deferred financing costs                (74)                (78)               (145)               (168)
                                                    -----------         -----------         -----------         -----------
        Total other expense                              (1,974)             (1,622)             (3,929)             (3,143)
                                                    -----------         -----------         -----------         -----------
LOSS BEFORE MINORITY INTEREST AND GAIN ON
SALE OF REAL ESTATE ASSETS                               (1,359)             (1,239)             (2,800)             (2,250)
MINORITY INTEREST OF UNITHOLDERS IN THE
OPERATING PARTNERSHIP                                       388                 395                 809                 718
                                                    -----------         -----------         -----------         -----------
LOSS BEFORE GAIN (LOSS) ON SALE OF REAL
ESTATE ASSETS                                              (971)               (844)             (1,991)             (1,532)
GAIN (LOSS) ON SALE OF REAL ESTATE ASSETS,
net of minority interest of unitholders in
the operating partnership                                    --                  --                  77                (102)
                                                    -----------         -----------         -----------         -----------
LOSS FROM CONTINUING OPERATIONS                            (971)               (844)             (1,914)             (1,634)
INCOME FROM DISCONTINUED OPERATIONS, net of
minority interest of unitholders in the
operating partnership                                        49                  60                 105                 116
                                                    -----------         -----------         -----------         -----------
NET LOSS                                            $      (922)        $      (784)        $    (1,809)        $    (1,518)
                                                    ===========         ===========         ===========         ===========
LOSS PER COMMON SHARE - BASIC AND DILUTED:
    Loss from continuing operations                 $     (0.19)        $     (0.17)        $     (0.37)        $     (0.33)
    Income from discontinued operations                    0.01                0.01                0.02                0.02
                                                    -----------         -----------         -----------         -----------
    Net loss                                        $     (0.18)        $     (0.16)        $     (0.35)        $     (0.31)
                                                    ===========         ===========         ===========         ===========
    Weighted average common shares - basic            5,156,163           4,920,708           5,137,012           4,916,151
    Weighted average common shares -
    diluted (effect of operating
    partnership units)                                7,223,777           7,220,419           7,223,690           7,220,298

ROBERTS REALTY INVESTORS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------


                                                                                                  SIX MONTHS ENDED
                                                                                                       JUNE 30,
                                                                                                2003               2002
                                                                                            (UNAUDITED)         (UNAUDITED)
                                                                                            -----------         -----------

OPERATING ACTIVITIES:
  Net  loss                                                                                  $ (1,809)            $ (1,518)
  Adjustments to reconcile net loss to net cash provided by operating activities:
     Minority interest of unitholders in the operating partnership                               (767)                (663)
     (Gain) loss on sale of real estate asset                                                     (77)                 102
     Loss on disposal of assets                                                                    11                   13
     Depreciation and amortization                                                              3,859                3,505
     Amortization of deferred compensation                                                         26                   36
  Change in assets and liabilities:
     Increase in restricted cash                                                                  (21)                  (3)
     Decrease (increase) in other assets                                                           48                 (117)
     Increase in accounts payable and accrued expenses relating to operations                     457                1,239
     Decrease in security deposits and prepaid rent                                               (11)                 (15)
                                                                                             --------             --------
        Net cash provided by operating activities                                               1,716                2,579
                                                                                             --------             --------
INVESTING ACTIVITIES:
  Proceeds from sale of real estate assets                                                        381                   --
  Acquisition and construction of real estate assets                                           (6,292)             (10,316)
                                                                                             --------             --------
        Net cash used in investing activities                                                  (5,911)             (10,316)
                                                                                             --------             --------
FINANCING ACTIVITIES:
  Proceeds from mortgage notes payable                                                             --               22,500
  Principal repayments on mortgage notes payable                                                 (575)                (480)
  Payoff of land notes payable                                                                 (3,700)              (1,300)
  Payment of loan costs                                                                           (70)                (266)
  Proceeds from construction loans                                                              8,003               10,730
  Payoff of construction loan                                                                      --              (22,500)
  Proceeds from lines of credit                                                                    --                  402
  Payoff of line of credit                                                                         --               (2,002)
                                                                                             --------             --------
        Net cash provided by financing activities                                               3,658                7,084
                                                                                             --------             --------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                                        (537)                (653)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                  5,542                2,617
                                                                                             --------             --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                     $  5,005             $  1,964
                                                                                             ========             ========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid for interest                                                                     $  4,867             $  4,365
                                                                                             ========             ========

ROBERTS REALTY INVESTORS, INC.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(DOLLARS IN THOUSANDS)

Reconciliation of Net Loss to Funds From Operations


                                                                     THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                                           JUNE 30,                           JUNE 30,
                                                                     2003             2002               2003            2002
                                                                 (UNAUDITED)       (UNAUDITED)       (UNAUDITED)       (UNAUDITED)

Net loss                                                           $  (922)          $  (784)          $(1,809)          $(1,518)
Minority interest of unitholders - continuing operations              (388)             (395)             (809)             (718)
Minority interest of unitholders - discontinued operation               12                28                42                55
Loss on disposal of assets                                              18                17                11                13
Gain (loss) on sale of real estate assets                               --                --               (77)              102
Depreciation expense - continuing operations                         1,722             1,569             3,500             3,092
Depreciation expense - discontinued operation                          101               120               206               237
                                                                   -------           -------           -------           -------
Funds From Operations                                              $   543           $   555           $ 1,064           $ 1,263
                                                                   =======           =======           =======           =======


Reconciliation of Net Operating Income to Net Loss

                                                       THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                            JUNE 30,                           JUNE 30,
                                                    2003               2002              2003             2002
                                                 (UNAUDITED)       (UNAUDITED)       (UNAUDITED)       (UNAUDITED)

Operating revenues                                 $ 4,741           $ 4,083           $ 9,365           $ 8,215
Property operating expenses                          1,860             1,642             3,653             3,216
                                                   -------           -------           -------           -------
    Net operating income                             2,881             2,441             5,712             4,999
                                                   -------           -------           -------           -------
Interest expense                                    (1,898)           (1,542)           (3,805)           (2,986)
General and administrative expenses                   (544)             (489)           (1,083)           (1,014)
Depreciation and amortization                       (1,796)           (1,647)           (3,645)           (3,260)
Interest income                                         16                13                32                22
Loss on disposal of assets                             (18)              (15)              (11)              (11)
Gain (loss) on sale of real estate assets               --                --                77              (102)
Minority interest of unitholders                       388               395               809               718
Income from discontinued operation                      49                60               105               116
                                                   -------           -------           -------           -------
    Net loss                                       $  (922)          $  (784)          $(1,809)          $(1,518)
                                                   =======           =======           =======           =======